Suppliers (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Suppliers
Local suppliers		R$ 215,593	R$ 132,124
Related parties		13,781	19,534
Copyright		21,273	15,510
Suppliers		250,647	167,168
Reverse factoring	[1]	R$ 155,469	R$ 97,619

[1]	As of December 31, 2022, the balance of reverse factoring was R$ 155,469 (R$ 97,619 as of December 31, 2021), and the discount rates of assignment operations carried out by our suppliers with financial institutions had a weighted average of 1.27% per month (as of December 31, 2021, the weighted average was 1.05% per month) and a maximum payment term of 360 days. The balance is initially recognized net of the present value adjustment, which is subsequently recognized as a financial expense.